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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                November 18, 2006

                            GREYSTONE LOGISTICS, INC.
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                     000-26331                  75-2954680
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                       1613 E. 15TH, Tulsa, Oklahoma       74120
               (Address of principal executive offices) (Zip Code)

                                 (918) 583-7441
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective as of November 18, 2006, the registrant's Vice Chairman, Warren
F. Kruger, was reappointed as the registrant's President and Chief Executive Officer.

     Mr. Kruger is currently the Manager and Chief Executive Officer of privately held Yorktown Management & Financial Services, L.L.C. Yorktown Management is involved in investment banking, real estate, manufacturing and energy endeavors. Mr. Kruger earned a Bachelor of Business Administration degree from the University of Oklahoma and an Executive M.B.A. from Southern Methodist University. Mr. Kruger has over twenty-five years experience in the financial services industry. In 1980, Mr. Kruger co-founded MCM Group, Ltd., which owned and controlled United Bank Club Association, Inc. until 1996 when the firm was sold to a subsidiary of Cendant Corp. (CD-NYSE). He also owned and operated Century Ice, a manufacturer and distributor of ice products from 1996 to 1997, when Packaged Ice, Inc., acquired Century Ice in an industry rollup. Mr. Kruger is also a partner in privately held Westgate Capital Company, L.L.C., with investments in oil and gas, real estate and investment banking.

     For certain related party transactions entered into between the registrant and Mr. Kruger, see Item 12 of the registrant's Form 10-KSB for the Fiscal Year Ended May 31, 2006, which was filed with the SEC on September 13, 2006. In addition, Mr. Kruger has advanced the registrant approximately $600,000 during the current fiscal year.

     The registrant entered into an employment agreement with Mr. Kruger dated August 13, 2003. The employment agreement has an initial term of five years with three automatic one year renewal periods, provided that either party give the other party at least ninety days prior written notice that such party does not intend to renew the contract prior to the end of the then-current term. Pursuant to the employment agreement, Mr. Kruger is entitled to be paid a base annual salary of $240,000. However, effective as of January 1, 2006, Mr. Kruger voluntarily agreed to cut his salary by 50% in connection with a cost reduction initiative implemented by the registrant. A copy of Mr. Kruger's employment agreement is attached as Exhibit 10.35 of the registrant's Form 10-KSB for the Fiscal Year Ended May 31, 2004, which was filed with the SEC on August 30, 2004. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text of the employment agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREYSTONE LOGISTICS, INC.


Date: November 22, 2006                  By: /s/ Warren F. Kruger
                                             -------------------------
                                             Warren F. Kruger
                                             President and Chief Executive
                                             Officer